SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 13, 2004
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                                 BIDVILLE, INC.
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             (Exact name of registrant as specified in its charter)

         NEVADA                        000-31477                 98-0224958
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 file number)           Identification No.)

601 CLEVELAND STREET, SUITE 120
         CLEARWATER, FL                                            33755
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(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code: (727) 442-9669

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          (Former name or former address, if changes since last report)

ITEM 4.01         Changes in Registrant's Certifying Accountant.

      On October 13, 2004, the management of Bidville, Inc. (the "Registrant" or the "Company") determined that it was in the best interests of the Company to dismiss Berkovits, Lago & Company, LLP (BL & Co) as its principal independent accountant. On October 14, 2004, the Board of Directors of the Registrant dismissed BL & Co and authorized the appointment of Stark, Winter, Schenkein & Co., LLP (SWS & Co) as the Company's principal independent accountant. SWS & Co accepted such engagement on October 19, 2004. SWS & Co has been appointed to perform auditing and review services beginning with the first quarter ended March 31, 2004. The action to dismiss BL & Co and to engage SWS & Co was taken upon the majority approval of the Board of Directors of the Registrant.

         The Registrant engaged BL & Co on August 5, 2004, after accepting the resignation of its former principal independent accountant, Scott W. Hatfield, C.P.A. During the period from August 5, 2004 through October 13, 2004, there have been no disagreements between the Registrant and BL & Co on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of BL & Co, would have caused BL & Co to make reference to the matter in its reports on the Registrant's financial statements. During the period from August 5, 2004 through October 13, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

      Effective October 19, 2004, the Registrant engaged SWS & Co as its principal independent accountants. The Registrant did not consult with SWS & Co regarding any matter prior to its engagement regarding the application of accounting principles to any specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report was provided to the Registrant nor oral advice was provided that SWS & Co concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      The Registrant has provided to BL & Co, its former independent accountant, a copy of this Form 8-K prior to the filing thereof, requesting BL & Co to furnish the Registrant with a letter addressed to the Securities and Exchange Commission stating whether it agrees or disagrees with the statements made by the Registrant in this Form 8-K. BL & Co has provided such letter, which is attached hereto as Exhibit 16.1.

Item 9.01  Financial Statements and Exhibits.

(a) Not applicable.

(b) Not applicable.

(c) Exhibits.

      16.1 Letter from Berkovits, Lago & Company, LLP, Item 304 (a)(3) of Regulation S-B.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 Bidville, Inc.
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                                  (Registrant)

                  Date: October 19, 2004

                                        By:  /s/ Michael Palandro
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                                                 Michael Palandro, President,
                                                 CEO and Director